Exhibit 99.1
SECOND QUARTER 2025
EARNINGS RELEASE
August 11, 2025
MEDIACO REPORTS SECOND QUARTER
NET REVENUE OF $31.2 MILLION
AND FIRST HALF OF 2025
NET REVENUE OF $59.3 MILLION
MediaCo's Growth Strategy Delivers: Higher Revenues, Stronger Margins
Momentum Builds in 2025 as MediaCo Achieves Record First Half Revenues
MediaCo First Half Digital Revenue hits Milestone 33.0% of Total Revenue
Financial Results
•Net Revenue. Year-to-date Net Revenue was $59.3 million, up $26.4 million, or 80%, from the prior year, driven primarily by new Audio and Video segment assets from the April 2024 Estrella Acquisition.
•Net Loss. Year-to-date Net Loss was $17.4 million, an improvement of $34.6 million from the prior year, primarily due to higher revenue and lower corporate costs related to the April 2024 Estrella Acquisition. These gains were partially offset by higher operating, depreciation, and amortization expenses tied to the Estrella Acquisition, along with a prior-year change in fair value of warrant shares liability. Net Loss margin improved to (29)% from (158)% in the prior-year period.
•Adjusted EBITDA. Year-to-date Adjusted EBITDA was $2.9 million, up $7.4 million from the prior year, driven by higher revenue and improved operational management. Adjusted EBITDA margin improved to 5% from a negative margin in the prior-year period. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please refer to the “Definitions and Disclosures Regarding Non- GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.
2025 Second Quarter Financial Summary

	Three Months Ended June 30,		Change
(Dollars in thousands)	2025	2024	%
NET REVENUES	$31,245	$26,202	19%
NET LOSS	$(8,800)	$(48,307)	82%
% Margin(1)	(28)%	(184)%
ADJUSTED EBITDA(2)	$1,791	$(5,222)	134%
% Margin(1)(2)	6%	(20)%

SECOND QUARTER 2025
EARNINGS RELEASE
2025 First Half Financial Summary

	Six Months Ended June 30,		Change
(Dollars in thousands)	2025	2024	%
NET REVENUES	$59,275	$32,908	80%
NET LOSS	$(17,406)	$(51,984)	67%
% Margin(1)	(29)%	(158)%
ADJUSTED EBITDA(2)	$2,918	$(4,499)	165%
% Margin(1)(2)	5%	(14)%

(1)Net Income margin is Net Income as a percentage of Net Revenue. Adjusted EBITDA margin is Adjusted EBITDA as a percentage of Net Revenue.
(2)Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please refer to the “Definitions and Disclosures Regarding Non- GAAP Financial Information” section herein, the reconciliations at the end of this press release and additional information on our website.
Albert Rodriguez, MediaCo CEO and President, commented, “We’re proud to report a 19% year-over-year revenue increase this quarter, clear proof that our business is not only strong but gaining real momentum. Even more compelling is the 345% surge in first half digital revenue, which now accounts for 33.0% of our total ad income. This growth is fueled by our deep connection with multicultural audiences and the cultural relevance we deliver across every platform. It’s a powerful validation of our strategy and indicates that MediaCo is leading the charge in today’s digital-first economy.
This quarter delivered record revenue, with P18–49 growth in five of the last seven months. EstrellaTV was the only Spanish-language broadcast network to post year-over-year prime-time growth for the full quarter—proof of our consistent performance and enduring audience connection.”
Debra DeFelice, CFO and Treasurer, commented, “MediaCo delivered a record second quarter, reflecting continued strength across our portfolio. Growth was driven by increases in radio and TV advertising revenue, record-breaking digital performance, and disciplined expense management. Our successful integration of Estrella Media assets from the most recent acquisition, combined with the progressive realization of synergies across markets and multiple delivery platforms, is fueling strong, sustainable results.
We remain focused on delivering strong operating performance, enhancing cash flow, and executing on our long-term growth strategy, while advancing our content offerings and accelerating digital expansion. These initiatives position us to capitalize on emerging opportunities in the second half of the year.”
Company and Business Highlights
MediaCo Holding Inc. (Nasdaq: MDIA) is a diverse-owned, multi-platform media company serving multicultural audiences across the U.S. Through a network of iconic brands—including Hot 97, WBLS, EstrellaTV, Estrella News, Que Buena Los Angeles and the Don Cheto Radio Network—MediaCo reaches over 20 million people monthly via television, radio, digital, and streaming platforms. The company's innovative and culturally resonant content spans music, news, and entertainment across major local and national markets.
•New Programming: EstrellaTV is poised for continued growth with new sports, original, and acquired programming. The network secured multi-year rights to all Tigres, Tigres Femenil, Juarez, and Juarez Femenil Liga MX home games across all platforms. It also acquired multiplatform rights to the live music reality show Objetivo Fama and greenlit another season of Tengo Talento, Mucho Talento: Nueva Era for fall.
•Events: The 31st annual Summer Jam sold out the Prudential Center, featuring A Boogie, Wit Da Hoodie, Gunna, GloRilla and more and is back in June 2026, promising an even bigger show. In celebration of Cinco de Mayo, MediaCo’s Spanish-language radio stations hosted sold out music festivals in Los Angeles, Houston and Dallas with over 40,000 in attendance.

SECOND QUARTER 2025
EARNINGS RELEASE
•Digital & Streaming: MediaCo expects remarkable year-over-year digital and streaming revenue growth, fueled by EstrellaTV’s Spanish-language brands and rising demand for CTV and FAST channels on major platforms. FAST watch time and monetized CTV ad inventory grew significantly in Q2. EstrellaTV and Estrella News were ranked as the top Latino-focused mixed IP FAST channels in the most recent Amagi/Ampere report. In Q2, FAST monthly watch time topped 310M minutes and monetized premium CTV ad inventory rose 290% YoY. MediaCo expanded its FAST footprint and ad mix with WAPA+ and Todos Novelas via Hemisphere Media. HOT 97’s digital platforms amplified Summer Jam with record engagement in social reach up 1,000% to 38M users and web/app visitors up nearly 80% YoY. Hot 97 TV, a new FAST channel for Hip Hop and Afro culture, is set to launch this summer and is an example of the many initiatives with Trace to expand Afro-Urban content globally. HOT 97 and WBLS also launched commercial-free stations on TuneIn’s premium service for new revenue opportunities.
•Radio: In early 2025, MediaCo’s radio division grew primetime A25-54 audiences 24% vs. the prior four months, outpacing the market’s 18% growth. Gains were led by KBUE/LA (+56%), KRQB/Riverside/San Bernardino (+46%), Dallas stations (+38% combined), Houston (+19%), and New York (+14% combined).
•Broadcast TV: EstrellaTV posted year-over-year prime time growth in five of the last seven months. Q2 P18-49 Mon–Sun prime averaged 15.3k viewers, up 23% YoY, driven by new originals and news programming. On May 14, the semifinal Liga MX match (Tigres UANL vs. Toluca) delivered the network’s largest full coverage P18-49 audience ever (+157% vs. season average). June marked the third straight monthly gain, with Mon–Fri prime up 29% YoY.
•Local TV: EstrellaTV Local saw strong year-over-year growth in the combined April–May book averages. Three of the network’s largest owned-and-operated stations posted gains in weekday prime among P18-49: KRCA/LA nearly doubled its audience (+96%), QFAA/Dallas grew +49%, and KZJL/Houston surged +143%. WGEN/Miami also delivered impressive results, up +198% in weekday prime among P25-54.

SECOND QUARTER 2025
EARNINGS RELEASE
Forward-Looking Statements
This communication includes or incorporates forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”). You can identify these forward-looking statements by our use of words such as “intend,” “plan,” “may,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions, whether in the negative or affirmative. Such forward-looking statements, which speak only as of the date hereof, are based on managements’ estimates, assumptions and beliefs regarding our future plans, intentions and expectations. We cannot guarantee that we will achieve these plans, intentions or expectations. All statements regarding our expected financial position, business, results of operations and financing plans are forward-looking statements.
Actual results or events could differ materially from the plans, intentions or expectations disclosed in the forward-looking statements we make. We have included important facts in various cautionary statements in this communication that we believe could cause our actual results to differ materially from forward-looking statements that we make. The forward-looking statements do not reflect the potential impact of any future acquisitions, mergers or dispositions. We undertake no obligation to update or revise any forward-looking statements because of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see MediaCo’s other filings with the Securities and Exchange Commission.
Definitions and Disclosures Regarding Non-GAAP Financial Information
We define Adjusted EBITDA as consolidated Operating loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Depreciation and amortization, Loss on disposal of assets, change in fair value of warrant shares liability and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Change in fair value of warrant shares liability, Other income, and Other adjustments. We use Adjusted EBITDA, among other measures, to evaluate the Company’s operating performance. This measure is among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA is not a measure calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, operating loss or net loss as an indicator of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA is not necessarily a measure of our ability to fund our cash needs. Because it excludes certain financial information compared with operating loss and compared with consolidated net loss, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.
For a reconciliation of these non-GAAP financial measurements to the GAAP financial results cited in this news announcement, please see the supplemental tables at the end of this release.

About MediaCo Holding Inc.

MediaCo Holding Inc. (Nasdaq: MDIA) is a diverse-owned, multi-platform media company serving multicultural audiences across the U.S. Through a network of iconic brands—including Hot 97, WBLS, EstrellaTV, Estrella News, Que Buena Los Angeles and the Don Cheto Radio Network—MediaCo reaches over 20 million people monthly via television, radio, digital, and streaming platforms. The company's innovative and culturally resonant content spans music, news, and entertainment across major local and national markets. More info at www.mediacoholding.com.

Investor Contact:
Debra DeFelice
Chief Financial Officer and Treasurer
MEDIACO HOLDING INC.
press@MediaCoHolding.com

APPENDIX
MEDIACO HOLDING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended June 30,		Change
(Dollars in thousands)	2025	2024	$	%
NET REVENUES	$31,245	$26,202	5,043	19
OPERATING EXPENSES:
Operating expenses	34,774	34,647	127	—
Corporate expenses	1,554	3,445	(1,891)	(55)
Depreciation and amortization	1,697	1,431	266	19
Loss on disposal of assets	5	5	—	N/A
Total operating expenses	38,030	39,528	(1,498)	(4)
OPERATING LOSS	(6,785)	(13,326)	6,541	(49)
OTHER INCOME (EXPENSE):
Interest expense, net	(3,855)	(3,782)	(73)	2
Change in fair value of warrant shares liability	—	(31,027)	31,027	N/A
Other income	2,119	10	2,109	21,090
Total other expense	(1,736)	(34,799)	33,063	(95)
LOSS BEFORE INCOME TAXES	(8,521)	(48,125)	39,604	(82)
PROVISION FOR INCOME TAXES	279	182	97	53
NET LOSS	$(8,800)	$(48,307)	39,507	(82)

APPENDIX
MEDIACO HOLDING INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Six Months Ended June 30,		Change
(Dollars in thousands)	2025	2024	$	%
NET REVENUES	$59,275	$32,908	26,367	80
OPERATING EXPENSES:
Operating expenses	63,986	41,297	22,689	55
Corporate expenses	3,147	6,835	(3,688)	(54)
Depreciation and amortization	3,466	1,564	1,902	122
Loss on disposal of assets	144	5	139	2,780
Total operating expenses	70,743	49,701	21,042	42
OPERATING LOSS	(11,468)	(16,793)	5,325	(32)
OTHER INCOME (EXPENSE):
Interest expense, net	(7,609)	(3,918)	(3,691)	94
Change in fair value of warrant shares liability	—	(31,027)	31,027	N/A
Other income	2,230	20	2,210	11,050
Total other expense	(5,379)	(34,925)	29,546	(85)
LOSS BEFORE INCOME TAXES	(16,847)	(51,718)	34,871	(67)
PROVISION FOR INCOME TAXES	559	266	293	110
NET LOSS	$(17,406)	$(51,984)	34,578	(67)

APPENDIX
MEDIACO HOLDING INC.
NON-GAAP FINANCIAL MEASURES
RECONCILIATIONS OF NET LOSS TO EBITDA AND ADJUSTED EBITDA (1) AND NET LOSS MARGIN TO ADJUSTED EBITDA MARGIN(1)

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in thousands)	2025	2024	2025	2024
Net revenues	$31,245	$26,202	$59,275	$32,908

Net Loss	$(8,521)	$(48,125)	$(17,406)	$(51,984)
% Margin	(28)%	(184)%	(29)%	(158)%

Provision for income taxes	279	182	559	266
Interest expense, net	3,855	3,782	7,609	3,918
Depreciation and amortization	1,697	1,431	3,466	1,564
EBITDA	$(2,690)	$(42,730)	$(5,772)	$(46,236)
Loss on disposal of assets	5	5	144	5
Change in fair value of warrant shares liability	—	31,027	—	31,027
Other income	(2,119)	(10)	(2,230)	(20)
Other adjustments	6,595	6,486	10,776	10,725
Adjusted EBITDA(1)	$1,791	$(5,222)	$2,918	$(4,499)
% Margin (1)	6%	(20)%	5%	(14)%

(1)
We define Adjusted EBITDA as consolidated Operating loss adjusted to exclude restructuring expenses, business combination transaction costs, unusual and non-recurring expenditures and non-cash compensation included within operating expenses, as well as the following line items presented in our Statements of Operations: Depreciation and amortization, Loss on disposal of assets, change in fair value of warrant shares liability and Other income. Alternatively, Adjusted EBITDA is calculated as Net loss, adjusted to exclude Provision for income taxes, Interest expense, net, Depreciation and amortization, Loss on disposal of assets, Change in fair value of warrant shares liability, Other income, and Other adjustments. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net revenue. We use Adjusted EBITDA and Adjusted EBITDA margin, among other measures, to evaluate the Company’s operating performance. These measures are among the primary measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. We believe these measures are an important indicator of our operational strength and performance of our business because they provide a link between operational performance and operating income. They are also primary measures used by management in evaluating companies as potential acquisition targets. We believe the presentation of these measures is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe they help improve investors’ ability to understand our operating performance and make it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe these measures are also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. Since Adjusted EBITDA and Adjusted EBITDA margin are not measures calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating loss or net loss, or net loss margin as indicators of operating performance and may not be comparable to similarly titled measures employed by other companies. Adjusted EBITDA and Adjusted EBITDA margin are not necessarily measures of our ability to fund our cash needs. Because they exclude certain financial information compared with operating loss, consolidated net loss, and consolidated net loss margin, the most directly comparable GAAP financial measures, users of this financial information should consider the types of events and transactions which are excluded.